UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 27, 2003
                                        ----------------
              Date of the Earliest Event Reported: October 27, 2003
                                                   ----------------



                       RIGHT MANAGEMENT CONSULTANTS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)


           0-15539                             23-2153729
           -------                             ----------
           (Commission                         (IRS Employer Identification
           file number)                        Number)



      1818 Market Street, Philadelphia, Pennsylvania    19103
      ----------------------------------------------    ------
      (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588

Item 7:  Exhibits

Exhibit
Number            Description
------            -----------

99.1 Press release announcing earnings results for the third quarter ended September 30, 2003


Item 12:  Disclosure of Results of Operations and Financial Condition

The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2003, Right Management Consultants, Inc. (the Company), issued an earnings release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

A "non-GAAP" financial measure is a measure of the issuer's financial performance, financial position or cash flows that excludes amounts or adjustments that are included in the most directly comparable measure presented in accordance with generally accepted accounting principles (GAAP). The earnings release discloses cash flow as of September 30, 2003 and 2002, a non-GAAP financial measure. Management believes that certain investors find the measurement of cash flow helpful in understanding the Company's ability to fund its operations and growth, and service its debt. The earnings release contains a reconciliation of cash flow to GAAP.

The Company held a conference call at 9:00 a.m. EST on October 27, 2003 to discuss the earnings release. During this conference call, the following third quarter same-office revenue statistics were provided. These statistics exclude the impact of foreign exchange fluctuations from Europe and Japan.

                     Career
                    Transition    Consulting       Total
                    ----------    ----------       -----
Consolidated          (15.7%)        (9.1%)       (14.7%)
North America          (8.2%)       (24.7%)       (10.5%)
Europe                 (3.8%)         3.4%         (2.1%)
Japan                 (53.8%)        65.9%        (51.5%)


The information included above that is disclosed in the earnings conference call is not necessarily indicative of future results. Please refer to the press release filed as Exhibit 99.1 for details of how to access a replay of this earnings conference call while it is available.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RIGHT MANAGEMENT CONSULTANTS, INC.
                                            (Registrant)

Date: October 27, 2003                      By: /S/ CHARLES J. MALLON
                                                --------------------------------
                                                Charles J. Mallon
                                                Executive Vice President and
                                                Chief Financial Officer